Exhibit 10.1

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Fourth Amended and Restated Credit Agreement (this “Amendment”) is dated as of October 24, 2013 and is entered into between Education Realty Operating Partnership, LP and various subsidiaries thereof (collectively referred to as “Borrower”), the Lenders, and KeyBank, National Association, as Administrative Agent on behalf of itself and the Lenders.
WHEREAS the Borrower, the Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement dated as of January 14, 2013 (the “Credit Agreement”), where the Lenders have agreed to provide certain financial accommodations to the Borrower; and
WHEREAS, the Borrower has requested that the Lenders agree to increase the aggregate amount of the Lenders’ Commitments and amend certain other provisions of the Credit Agreement and the Lenders have agreed to so amend the terms and conditions of the Credit Agreement as set forth herein;
NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:
1.Incorporation of Terms and Conditions of Credit Agreement. Except as amended hereby, all of the terms and conditions of the Credit Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference. Except as amended hereby, all capitalized terms used (including in the preamble hereto) but not otherwise defined herein shall have the same meaning as in the Credit Agreement, as applicable.
2.    Representations and Warranties. Each Credit Party hereby represents and warrants that, as of the First Amendment Effective Date, (i) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document and (ii) all representations and warranties of such Credit Party set forth in the Credit Agreement or in any other Loan Documents are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which event they were true and correct as of such earlier date.
3.    Ratification of Loan Documents and Guaranties. The Credit Agreement, as hereby amended, and each other Loan Document, are hereby ratified, confirmed and re-affirmed in all respects and shall continue in full force and effect. Each Guarantor hereby acknowledges, confirms and agrees that its “Obligations” as a Guarantor under, and as defined in, the applicable Guaranty to which it is a party include, without limitation, all Obligations of the Credit Parties at any time and from time to time outstanding under the Credit Agreement, as amended hereby, and each other Loan Document.

4.    Joinder. Upon the execution hereof, each of EDR Lexington I LLC, Retreat at State College, LLC, Cottages W. Lafayette IN LLC, EDR Austin LLC, EDR Syracuse, LLC, Carrollton Place, LLC, and EDR Statesboro, LLC hereby (a) becomes a party to the Loan Documents as a Borrower thereunder with the same force and effect as if originally named therein as a Borrower and, without limiting the generality of the foregoing, hereby irrevocably, absolutely, and unconditionally assumes and agrees to timely and faithfully pay and perform all of the obligations of the Borrower under the Loan Documents, and (b) represents and warrants that each of the representations and warranties contained in Article III of the Credit Agreement are also made by it and are true and correct in all material respects on and as the date hereof (after giving effect to this Amendment) as if made on and as of such date.
5.    Lender Joinder. By their execution below, each of Fifth Third Bank and JPMorgan Chase Bank, N.A. hereby agree that they have become Lenders under the Credit Agreement and have issued Commitments to the Borrower under the Credit Agreement in the respective amounts set forth on revised Schedule 2.01 set forth on Annex A to this Amendment. Each of Fifth Third Bank and JPMorgan Chase Bank, N.A. represent and warrant on its own behalf that it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to issue its Commitment under the Credit Agreement.
6.    Amendments to Credit Agreement. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 5 hereof:
a.    Article 1 of the Credit Agreement is hereby amended as follows:
i.    the definition of “Applicable Rate” is hereby amended by:
(A)    deleting the table in clause (a) thereof in its entirety and substituting the following in its stead:

Total Leverage Ratio	ABR Spread	Eurodollar Spread
Category 1 <40%	0.30%	1.30%
Category 2 >40% but <45%	0.40%	1.40%
Category 3 >45% but <50%	0.55%	1.55%
Category 4 >50% but <55%	0.75%	1.75%
Category 5 > 55%	1.00%	2.00%

(B)    deleting the reference to “Category 4” in the last sentence of clause (a) thereof and substituting “Category 5” in its stead;

(C)    deleting the table in clause (b) thereof in its entirety and substituting the following in its stead:

Investment Grade Rating	ABR Spread	Eurodollar Spread	Facility Fee
Category 1 At least A- or A3	0.00%	0.95%	0.10%
Category 2 At least BBB+ or Baa1	0.00%	1.00%	0.15%
Category 3 At least BBB or Baa2	0.10%	1.10%	0.20%
Category 4 At least BBB- or Baa3	0.30%	1.30%	0.25%
Category 5 Below BBB-, Baa3 or unrated	0.70%	1.70%	0.30%

ii.    by deleting the last two sentences in the definition of “Commitment” in their entirety, and substituting the following in their stead:
The amount of each Lender's Commitment as of the First Amendment Effective Date is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. From and after the First Amendment Effective Date, the aggregate amount of the Lenders’ Commitments is $500,000,000.00.
iii.    by deleting the reference to “January 14, 2017” in the definition of “Maturity Date” and substituting “January 14, 2018” in its stead;
iv.    by deleting the definition of “Unencumbered Pool Value” in its entirety and substituting the following in its stead:
“Unencumbered Pool Value” means, as of any date of calculation, as to each Acceptable Unencumbered Property in the Unencumbered Pool, (a) for Acceptable Unencumbered Property that was acquired by the Borrower less than twelve (12) months prior to the date of calculation, the Historical Value of such Acceptable Unencumbered Property, (b) for Acceptable Unencumbered Property that has been owned by the Borrower for twelve (12) months or longer, the Adjusted Unencumbered NOI for the most recently ended four (4) quarters for such Acceptable Unencumbered Property, and then divided by six-and-three-quarters percent (6.75%), and (c) for Acceptable Unencumbered Property that was an Asset Under Development but has been open and operating for less than twelve (12) months, the Historical Value of such Acceptable Unencumbered Property or, at the Borrower’s election (which election shall be irrevocable with respect to such Acceptable Unencumbered Property once made until such time as such Acceptable Unencumbered Property has been open and operated by the

Borrower for twelve (12) months or longer, at which time the provisions of subsection (b) above shall control), the Adjusted Unencumbered NOI for such Acceptable Unencumbered Property calculated for the period of operation instead of the period of ownership, annualized, and then divided by six-and-three-quarters percent (6.75%).
v.    the definition of “Value” is hereby amended by:
(A)    deleting the reference to “seven percent (7%)” in clause (a) thereof and substituting “six-and-three-quarters percent (6.75%)” in its stead;
(B)    deleting clause (b) thereof in its entirety and substituting the following in its stead:
(b) for Real Property that was acquired by the Borrower or its Subsidiary less than twelve (12) months prior to the date of calculation, the Historical Value of such Real Property; plus
(C)    renumbering clauses (d) and (e) thereof as clauses (e) and (f), respectively, and adding a new clause (d) therein as follows:
(d) for Real Property that was an Asset Under Development but has been open and operating for less than twelve (12) months, the Historical Value of such Real Property or, at the Borrower’s election (which election shall be irrevocable with respect to such Real Property once made until such time as such Acceptable Unencumbered Property has been open and operated by the Borrower for at least twelve (12) months or longer, at which time the provisions of subsection (a) above shall control), the Net Operating Income for such Real Property calculated for the period of operation instead of the period of ownership, annualized, and then divided by six-and-three-quarters percent (6.75%); plus
vi.    by adding the following new definition in appropriate alphabetical order:
“First Amendment Effective Date” means October 24, 2013.
b.    Section 2.04(a) of the Credit Agreement is hereby amended by deleting the reference to “$30,000,000” in subclause (i) thereof and substituting “$50,000,000” in its stead;
c.    Section 2.05(b) of the Credit Agreement is hereby amended by deleting the reference to “$45,000,000” in subclause (i) thereof and substituting “$75,000,000” in its stead;
d.    Section 2.08(d) of the Credit Agreement is hereby amended as follows:
i.    by deleting the reference to “January 14, 2017” in the first sentence thereof and substituting “October 24, 2017” in its stead; and

ii.    by deleting the reference to “$500,000,000.00” in subclause (c) thereof and substituting “700,000,000.00” in its stead;
e.    Section 5.02(d) of the Credit Agreement is hereby amended by deleting the following text in its entirety:
“provided that, Borrower shall remain in compliance if, for one (1) period of two consecutive fiscal quarters, such ratio shall exceed fifty percent (50%) but not exceed fifty-five percent (55%);”
f.    Article V of the Credit Agreement is hereby amended by inserting new Section 5.18 as set forth below:
“5.18. OFAC. (a) No Credit Party or is, nor shall any Credit Party be at any time, a Person with whom the Lenders are restricted from doing business under the regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of Treasury of the United States of America (including, those Persons named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action.
(b) No Credit Party is, nor shall any Credit Party be at any time, knowingly engaged in any dealings or transactions or otherwise be associated with such Persons referenced in clause (a) above.”
g.    Section 5.02(i) of the Credit Agreement is hereby amended by deleting the reference to “thirty percent (30%)” therein and substituting “thirty five percent (35%)” in its stead;
h.    Schedule 3.05(f) of the Credit Agreement is hereby amended by deleting item number 2 on said Schedule.
i.    Schedule 2.01 to the Credit Agreement is hereby restated in its entirety as set forth in Annex A hereto;
j.    Schedule 3.15 to the Credit Agreement is hereby restated in its entirety as set forth in Annex B hereto;
k.    Schedule 5.12 to the Credit Agreement is hereby restated in its entirety as set forth in Annex C hereto; and
l.    Exhibit B to the Credit Agreement is hereby restated in its entirety as set forth in Annex D hereto.
7.    Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been satisfied to the satisfaction of, or waived in accordance with Section 9.02 of the Credit Agreement by, the Administrative Agent and the Lenders:

a.    This Amendment shall have been duly executed and delivered by the Borrower, the Guarantor, and the Lenders. The Administrative Agent shall have received a fully executed original or .pdf copy hereof.
b.    Each Lender that so requests shall have received a Note duly executed and delivered by the Borrower in the full amount of such Lender’s Commitment after giving effect to this Amendment.
c.    The Administrative Agent shall have received (i) a copy of all organization consents and resolutions on the part of each Credit Party necessary for the valid execution, delivery and performance by such Credit Party of this Amendment, (ii) current certificates of legal existence and good standing for each Credit Party, and (iii) a customary legal opinion from counsel to each Credit Party.
d.    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
e.    There shall not have occurred a material adverse change in, or material adverse effect upon, the operations, business, properties, or condition (financial or otherwise) of the Loan Parties, taken as a whole, since June 30, 2013.
f.    After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding. Upon such effectiveness, each Lender shall, as applicable, fund a Borrowing or receive a prepayment to reflect the revised/new Commitments set forth on amended Schedule 2.01.
8.    Loan Document. This Amendment shall constitute a Loan Document for all purposes.
9.    Binding Effect. The terms and provisions hereof shall be binding upon the parties hereto and their successors and assigns and shall inure to the benefit of the Administrative Agent and each Lender and their respective successors and assigns.
10.    Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and which together shall constitute but one and the same instrument. The delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission shall be as effective as delivery of a manually executed counterpart.
11.    Severability. Any determination that any provision of this Amendment or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.
12.    Headings. The headings at various places in this Amendment are intended for convenience only and shall not affect the interpretation of this Amendment.
13.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

BORROWER:

EDUCATION REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By: EDUCATION REALTY OP GP, INC., a Delaware corporation, its General Partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR TALLAHASSEE I, LLC, a Delaware limited liability company

By: Education Realty Trust, LLC,
a Delaware limited liability company, its managing member

By: Education Realty Operating
       Partnership, LP, a Delaware
       limited partnership, its
       managing member

By: Education Realty OP GP, Inc.
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

EDR OXFORD, LLC,
a Delaware limited liability company

By: Education Realty Operating
        Partnership, LP, a Delaware limited
        partnership, its managing
        member

By: Education Realty OP GP, Inc.,
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR LAWRENCE LIMITED PARTNERSHIP, a Delaware limited partnership

By: EDR Lawrence LLC, a Delaware limited liability company, its general partner

By: EDR Lawrence, Inc., a Delaware corporation, its managing member

By:_/s/ Randall H. Brown
Randall H. Brown,
Vice President

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

EDR TALLAHASSEE LIMITED
PARTNERSHIP, a Delaware limited
partnership

By: EDR Tallahassee, LLC, a Delaware limited liability company, its general partner

By: EDR Tallahassee, Inc., a Delaware corporation, its managing member

By:_/s/ Randall H. Brown
Randall H. Brown,
Vice President

EDR TAMPA LIMITED PARTNERSHIP, a Delaware limited partnership

By: EDR Tampa, LLC, a Delaware limited liability company, its general partner

By: EDR Tampa, Inc., a Delaware corporation, its managing member

By:_/s/ Randall H. Brown
Randall H. Brown,
Vice President

EDR WESTERN MICHIGAN LIMITED PARTNERSHIP, a Delaware limited partnership

By: EDR Western Michigan, LLC, a Delaware limited liability company, its general partner

By: EDR Western Michigan, Inc., a Delaware corporation, its managing member

By:_/s/ Randall H. Brown
Randall H. Brown,
Vice President

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

EDR CHARLOTTESVILLE LLC, a Delaware limited liability company

By: Education Realty Operating
        Partnership, LP, a Delaware limited
        partnership, its managing
        member

By: Education Realty OP GP, Inc.,
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR CHARLOTTESVILLE JEFFERSON LLC, a Delaware limited liability company

By: Education Realty Operating
        Partnership, LP, a Delaware limited
        partnership, its managing
        member

By: Education Realty OP GP, Inc.,
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

EDR CHARLOTTESVILLE WERTLAND LLC, a Delaware limited liability company

By: Education Realty Operating
        Partnership, LP, a Delaware limited
        partnership, its managing
        member

By: Education Realty OP GP, Inc.,
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR BERKELEY LP, a Delaware limited partnership

By: EDR Berkeley LLC,
a Delaware limited liability company, its general partner

By: Education Realty Operating
       Partnership, LP, a Delaware
       limited partnership, its
       managing member

By: Education Realty OP GP, Inc.
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

EDR ORLANDO LIMITED PARTNERSHIP, a Delaware limited partnership

By: EDR Orlando LLC, a Delaware limited liability company, its general partner

By: EDR Orlando, Inc., a Delaware corporation, its managing member

By:_/s/ Randall H. Brown
Randall H. Brown,
Vice President

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

EDR GAINESVILLE LIMITED PARTNERSHIP, a Florida limited partnership

By: EDR Gainesville GP, LLC,
a Delaware limited liability company, its general partner

By: Education Realty Operating
       Partnership, LP, a Delaware
       limited partnership, its
       managing member

By: Education Realty OP GP, Inc.
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR CARBONDALE, LLC,
a Delaware limited liability company

By: Education Realty Operating
        Partnership, LP, a Delaware limited
        partnership, its managing
        member

By: Education Realty OP GP, Inc.,
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

DISTRICT ON 5TH TUCSON AZ LLC,
a Delaware limited liability company

By: Education Realty Operating
        Partnership, LP, a Delaware limited
        partnership, its managing
        member

By: Education Realty OP GP, Inc.,
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

CV EAST LANSING MI LLC,
a Delaware limited liability company

By: Education Realty Operating
        Partnership, LP, a Delaware limited
        partnership, its managing
        member

By: Education Realty OP GP, Inc.,
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

PROVINCE KENT OH LLC,
a Delaware limited liability company

By: Education Realty Operating
        Partnership, LP, a Delaware limited
        partnership, its managing
        member

By: Education Realty OP GP, Inc.,
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

THE PROVINCE GREENVILLE NC LP, a Delaware limited partnership

By: The Province Greenville NC GP LLC,
a Delaware limited liability company, its general partner

By: Education Realty Operating
       Partnership, LP, a Delaware
       limited partnership, its
       managing member

By: Education Realty OP GP, Inc.
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

UNIVERSITY VILLAGE TOWERS LP, a Delaware limited partnership

By: University Village Towers LLC,
a Delaware limited liability company, its general partner

By: Education Realty Operating
       Partnership, LP, a Delaware
       limited partnership, its
       managing member

By: Education Realty OP GP, Inc.
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

3949 LINDELL LLC,
a Delaware limited liability company

By: Education Realty Operating
        Partnership, LP, a Delaware limited
        partnership, its managing
        member

By: Education Realty OP GP, Inc.,
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

EDR LEXINGTON I LLC,
a Delaware limited liability company

By: Education Realty Operating
        Partnership, LP, a Delaware limited
        partnership, its managing
        member

By: Education Realty OP GP, Inc.,
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

RETREAT AT STATE COLLEGE, LLC,
a Georgia limited liability company

By: State College Housing LLC, a Delaware limited liability company, its sole member

By: Education Realty Operating
        Partnership, LP, a Delaware limited
        partnership, its managing
        member

By: Education Realty OP GP, Inc.,
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

COTTAGES W. LAFAYETTE IN LLC,
a Delaware limited liability company

By: Education Realty Operating
        Partnership, LP, a Delaware limited
        partnership, its managing
        member

By: Education Realty OP GP, Inc.,
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

EDR AUSTIN LLC,
a Delaware limited liability company

By: Education Realty Operating
        Partnership, LP, a Delaware limited
        partnership, its managing
        member

By: Education Realty OP GP, Inc.,
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

EDR SYRACUSE, LLC,
a Delaware limited liability company

By: Education Realty Operating
        Partnership, LP, a Delaware limited
        partnership, its managing
        member

By: Education Realty OP GP, Inc.,
a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown, Executive Vice President/Treasurer

CARROLLTON PLACE, LLC,
a Georgia limited liability company

By: EDR Manager, LLC, a Delaware limited liability company, it managing member

       By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its manager member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

EDR STATESBORO, LLC,
a Delaware limited liability company

By: EDR Manager, LLC, a Delaware limited liability company, it managing member

       By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its manager member

By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

By:_/s/ Randall H. Brown
Randall H. Brown,
Executive Vice President/Treasurer

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

GUARANTOR:

EDUCATION REALTY TRUST, INC.

By:    /s/ Randall H. Brown
Randall H. Brown,
Executive Vice President,
Chief Financial Officer, Treasurer

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

KEYBANK, NATIONAL ASSOCIATION,
individually and as Administrative Agent,

By:    /s/ Gregory W. Lane
Gregory W. Lane
Vice President

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:    /s/ Andrew T. White
Name:    Andrew T. White
Title:    Senior Vice President

Address:
1600 Market Street, 30th Floor
Philadelphia, Pennsylvania 19103
Attention:    Andrew T. White,
Senior Vice President
Telephone No.: (215) 585-6123
Telecopy No.: (215) 585-5806

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

REGIONS BANK

By:    /s/ Vincent Hughes
Name:    Vincent Hughes

Title:	Vice President Real Estate Corporate Banking

Address:
1900 5th Avenue North, 15th Floor
Birmingham, Alabama 35203
Attention: Lee Surtees, Director
Telephone No.: (205) 264-4860
Telecopy No.: (205) 264-5456

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

ROYAL BANK OF CANADA

By:    /s/ Brian Gross__________________
Name:    Brian Gross
Title:    Authorized Signatory

Address:
Three World Financial Center
200 Vesey Street
New York, New York 10281-8098
Attention:    Brian Gross
Telephone No.: (212) 266-4047
Telecopy No.: (212) 428-6460

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

BANK OF AMERICA, N.A. By: /s/ Asad A. Rafiq__________________ Name: Asad A. Rafiq Title: Vice President
Address: 135 S. LaSalle Street Mail Code: IL4-135-06-11 Chicago, Illinois 60603 Attention: Asad A. Rafiq Vice President Telephone No.: (312) 828-4416 Telecopy No.: (312) 992-9767

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION By: /s/ Lori Y. Jensen_________________ Name: Lori Y. Jensen Title: Vice President
Address: 1100 Abernathy Road, N.E., Suite 1250 Atlanta, GA 30328 Attention: Lori Y. Jensen Vice President Telephone No.: (770) 512-3118 Telecopy No.: (770) 512-3130

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

FIRST TENNESSEE BANK, N.A. By: /s/ Elizabeth H. Vaughn____________ Name: Elizabeth H. Vaughn Title: Senior Vice President
Address: 165 Madison Avenue, 10th Floor Memphis, TN 38103 Attention: Elizabeth H. Vaughn Senior Vice President Telephone No.: (901) 523-4105 Telecopy No.: (901) 523-4032

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

METROPOLITAN BANK By: /s/ Joelle Rogin___________________ Name: Joelle Rogin Title: Senior Vice President
Address: 1661 Aaron Brenner Drive, Suite 100 Memphis, TN 38120 Attention: Joelle Rogin Senior Vice President Telephone No.: (901) 969-8004 Telecopy No.: (901) 969-8100

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A. By: /s/ Rita Lai Blumberg______________ Name: Rita Lai Blumberg Title: Authorized Officer
Address: 270 Park Ave., Floor 45 New York, NY 10017 Attention: Rita Lai Blumberg Authorized Officer Telephone No.: (212) 270-6254 Telecopy No.: (646) 534-6301

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

FIFTH THIRD BANK, an Ohio banking corporation By: /s/ Michael P. Perillo_______________ Name: Michael P. Perillo Title: Officer
Address: 222 S. Riverside Plaza Chicago, IL 60606 Attention: Michael P. Perillo Officer Telephone No.: (312) 704-6829 Telecopy No.: (312) 704-7364

[Signature Page to First Amendment to Fourth A&R Credit Agreement]

ANNEX A

SCHEDULE 2.01

Lender	Revolving Loan Commitment	Applicable Percentage
KEYBANK, NATIONAL ASSOCIATION	$72,500,000.00	14.5%
PNC BANK, NATIONAL ASSOCIATION	$68,000,000.00	13.6%
REGIONS BANK	$68,000,000.00	13.6%
ROYAL BANK OF CANADA	$68,000,000.00	13.6%
BANK OF AMERICA, N.A.	$50,000,000.00	10.0%
U.S. BANK NATIONAL ASSOCIATION	$50,000,000.00	10.0%
FIRST TENNESSEE BANK, N.A.	$30,000,000.00	6.0%
METROPOLITAN BANK	$8,500,000.00	1.7%
JPMORGAN CHASE BANK, N.A.	$50,000,000.00	10.0%
FIFTH THIRD BANK	$35,000,000.00	7.0%
TOTAL	$500,000,000.00	100.0%

Annex - A

ANNEX B

SCHEDULE 3.15
LIST OF SUBSIDIARIES

28th and Aurora at Boulder LLC	EDR Phoenix, LLC
3949 Lindell, LLC	EDR Riverside, LLC (Inactive)
Anderson Road Lafayette LLC	EDR State College Limited Partnership
Anderson Road Oxford LLC	EDR State College, Inc.
AOD/Raleigh Residence Hall, LLC	EDR State College, LLC
Blacksburg VA Housing LLC	EDR Statesboro, LLC
Cape Place (DE), LLC	EDR Stillwater Limited Partnership
Carrollton Place, LLC	EDR Stillwater, Inc.
Centre Lubbock TX LLC	EDR Stillwater, LLC
Chapel Hill Durham NC GP LLC	EDR Storrs LLC
Chapel Hill Durham NC LP	EDR Storrs IC LLC
Cottages W. Lafayette IN LLC	EDR Syracuse Campus West LLC
CV East Lansing MI LLC	EDR Syracuse, LLC
District on 5th Tucson AZ LLC	EDR Tallahassee I, LLC
EDR Athens I, LLC	EDR Tallahassee Limited Partnership
EDR Auburn, LLC	EDR Tallahassee, Inc.
EDR Austin LLC	EDR Tallahassee, LLC
EDR Berkeley LLC	EDR Tampa Limited Partnership
EDR Berkeley LP	EDR Tampa, Inc.
EDR C Station, LLC (inactive)	EDR Tampa, LLC
EDR Carbondale, LLC	EDR Technology LLC
EDR Cayce Manager, Inc.	East Edge Tuscaloosa LLC
EDR Cayce, LLC	EDR Tucson I, LLC (Inactive)
EDR Charlottesville LLC	EDR Tucson Phase II Limited Partnership (Inactive)
EDR Charlottesville Jefferson LLC	EDR Tucson, Inc. (Inactive)
EDR Charlottesville Wertland LLC	EDR Tucson, LLC (Inactive)
EDR Columbia Limited Partnership	EDR Tuscaloosa LLC
EDR Columbia, Inc.-	EDR Wabash Limited Partnership
EDR Columbia, LLC	EDR Wabash, Inc.
EDR Columbus Limited Partnership	EDR Wabash, LLC
EDR Columbus, Inc.	EDR Western Michigan Limited Partnership
EDR Columbus, LLC	EDR Western Michigan, Inc.
EDR Development LLC	EDR Western Michigan, LLC
EDR Employment Resources, LLC	Education Realty OP GP, Inc.
EDR Fund GP, Inc.	Education Realty OP Limited Partner Trust
EDR Gainesville GP, LLC	Education Realty Operating Partnership, LP
EDR Gainesville Limited Partnership	Education Realty Trust, Inc.
EDR Greensboro, LLC	Education Realty Trust, LLC
EDR Investment Advisor Inc.	Fifth Street MN LLC
EDR Investment Fund, LP	Fort Greene Brooklyn NY LLC
EDR Knoxville Limited Partnership	GM Westberry LLC
EDR Knoxville, Inc.	Irish Row at Vaness LLC
EDR Knoxville, LLC	Lemon Street Tempe AZ LLC

Annex - B

EDR Lawrence Limited Partnership	Province Kent Ohio LLC
EDR Lawrence, Inc.	River Place (DE), LLC
EDR Lawrence, LLC	State College Housing LLC
EDR Lexington I LLC	Stinson at Norman, LLC
EDR Lexington II LLC	Suites Lubbock TX LLC
EDR Lexington III LLC	The Province Greenville NC LP
EDR Lexington IV LLC	The Province Greenville NC GP LLC
EDR Lexington V LLC	Retreat at State College, LLC
EDR Lexington VI LLC	University Towers Building LLC
EDR Limpar, LLC	University Towers OP GP, LLC
EDR Lubbock Limited Partnership (Inactive)	University Towers Operating Partnership, LP
EDR Lubbock, Inc. (Inactive)	University Towers Raleigh, LLC
EDR Lubbock, LLC (Inactive)	University Towers Raleigh Services, LLC
EDR Management Inc.	University Village - Greensboro, LLC
EDR Manager, LLC	University Village Towers, LLC
EDR Murfreesboro, LLC (Inactive)	University Village Towers, LP
EDR Norman, LLC (Inactive)	Varsity Ann Arbor MI LLC
EDR OP Development LLC	WEDR Riverside Investors V, LLC (Inactive)
EDR Orlando Limited Partnership	WEDR Riverside Mezz Investor V, Inc. (Inactive)
EDR Orlando, Inc.	WEDR Stinson Investor V, LLC (Inactive)
EDR Orlando, LLC	West Clayton GA LLC
EDR Oxford, LLC
EDR Phoenix/Summa West LLC

Annex - B

ANNEX C

SCHEDULE 5.12
UNENCUMBERED POOL

1. Players Club Tallahassee – Tallahassee, Leon County, FL
2. The Pointe at South Florida – Tampa, Hillsborough, FL
3. The Commons at Tallahassee – Tallahassee, Leon County, FL
4. The Pointe at Western – Kalamazoo, Kalamazoo County, MI
5. The Reserve on West 31st – Lawrence, Douglas County, KS
6. Campus Creek – Oxford, Lafayette County, MS
7. Grandmarc at the Corner – Charlottesville, Albemarle County, VA*
8. Wertland Square – Charlottesville, Albemarle County, VA
9. Jefferson Commons – Charlottesville, Albemarle County, VA
10.    Central Hall – Lexington, Fayette County, KY**
11.    The Lofts Orlando – Orlando, Orange County, FL
12.    Campus Lodge – Gainesville, Alachua County, FL
13.    Reserve at Saluki Pointe – Carbondale County, Jackson, IL
14.    The District on 5th – Tucson, Pima County, AZ
15.    Campus Village – East Lansing, Ingham County, MI*
16.    Province at Kent State – Kent, Portage County, OH
17.    The Province – Greenville, Pitt County, NC
18.    The Berk – Berkeley, Alameda County, CA
19.    University Village Tower – Riverside, Riverside County, CA
20.     The Retreat at State College – State College, Centre County, PA
21.    The Cottages on Lindberg – West Lafayette, Tippecanoe County, IN
22.    2400 Nueces – Austin, Travis County, TX
23.    3949 Lindell – St. Louis, Saint Louis City, MO
24.    University Village on Colvin – Syracuse, Onondaga County, NY**
25.    Carrollton Crossing – Carrollton, Carroll County, GA
26.    The Avenue at Southern – Statesboro, Bulloch County, GA

* denotes  Eligible Off Campus Ground Lease
**  denotes Eligible Property Lease

Annex - D

ANNEX D

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

Key Bank, National Association
as Administrative Agent
225 Franklin Street
Boston, MA 02110

Attn: Mr. Gregory Lane

RE: Education Realty Operating Partnership, LP
Compliance Certificate for	____________	through	__________

Dear Ladies and Gentlemen:
This Compliance Certificate is made with reference to that certain Fourth Amended and Restated Credit Agreement dated as of January 14, 2013 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Education Realty Operating Partnership, LP and certain of its Subsidiaries (collectively, the "Borrower"), the financial institutions party thereto, as lenders, and KeyBank, N.A., as Administrative Agent. All capitalized terms used in this Compliance Certificate (including any attachments hereto) and not otherwise defined in this Compliance Certificate shall have the meanings set forth for such terms in the Credit Agreement. All Section references herein shall refer to the Credit Agreement.

I hereby certify that I am the Chief Accounting Officer of Education Realty Operating Partnership, LP, and that I make this Certificate on behalf of each Borrower. I further represent and certify on behalf of the Borrower as follows as of the date of this Compliance Certificate:

I have reviewed the terms of the Loan Documents and have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and consolidated and consolidating financial condition of the Borrower and its Subsidiaries, during the accounting period (the "Reporting Period") covered by the financial reports delivered simultaneous herewith pursuant to Section 5.01[(a)][(b)], and that such review has not disclosed the existence during or at the end of such Reporting Period (and that I do not have knowledge of the existence as at the date hereof) of any condition or event which constitutes a Default or Event of Default.

All referenced dollar amounts in this certificate are stated in thousands unless otherwise noted.

Attached hereto as Schedule A-1 is a list of the Real Property that comprises the Unencumbered Pool and the Unencumbered Pool Value, and Schedule A-2 is a list of the Real Property assets that were identified as being in the Unencumbered Pool in the last Compliance Certificate and that are no longer qualified to be in the Unencumbered Pool as of the last day of the Reporting Period.

Annex - D

Attached hereto as Schedule B-1 is a detailed calculation of Interest Expense for the Reporting Period and Schedule B-2 is a detailed calculation of Interest Expense, principal paid and due and payable on Indebtedness, and cash dividends payable on the Parent's preferred stock for the Reporting Period, which amounts aggregated:

	Schedule B-1		$
	Schedule B-2		$

Attached hereto as Schedule C is a detailed calculation of EBITDA for the Reporting Period, which amount was:

	Schedule C EBITDA		$

As of the last day of the Reporting Period:

1.	Fixed Charge Coverage Ratio Calculation:

	( a )	EBITDA		$
	( b )	Capital Expenditure Reserve		$
	( c )	Adjusted EBITDA (a)-(b)		$
	( d )	Principal paid and due and payable plus Interest
		Expense plus cash dividends on preferred stock		$
	( d )	Fixed Charge Coverage Ratio ((c) to ((d))

Covenant: 1.50 :1.00

2.	Tangible Net Worth ("TNW"):

	Total Tangible Net Worth at First Amendment Effective Date			$[750,000,000.00]

Required Tangible Net Worth

		Net Proceeds of Offerings after First Amendment Effective Date	$
75%
$

		Plus	$

		Total Required Tangible Net Worth		$

Covenant: Current TNW must exceed required TNW

3.	Total Leverage Ratio Calculation:

	( a )	Indebtedness		$

Annex - D

	( b )	Total Asset Value
	( c )	Total Leverage Ratio	%

Covenant: less than sixty percent (60%) at all times

4.	Varying Interest Rate Calculation:

	( a )	Indebtedness with a varying interest rate	$
	( b )	Total Asset Value
	( c )	( a ) to ( b )	%

Covenant: <35%

5.	Total Secured Debt Ratio:

	( a )	Secured Debt	$
	( b )	Total Asset Value	$
	( c )	Total Secured Debt Ratio	%

Covenant: no greater than 50%

6.	Total Secured Recourse Debt Ratio:

	( a )	Total Secured Recourse Debt	$
	( b )	Total Asset Value	$
	( c )	Total Fund Recourse Debt Ratio	%

Covenant: no greater than 15%

7.	Total Additional Unsecured Debt Ratio:

	( a )	Total Additional Unsecured Debt	$
	( b )	Total Asset Value	$
	( c )	Total Additional Unsecured Debt Ratio	%

Covenant: no greater than 15%

8.	Total Unsecured Debt to Unsecured Pool Value

	( a )	Total Unsecured Debt	$
	( b )	Unencumbered Pool Value	$

Annex - D

Covenant: no greater than 60%

9.	Unencumbered Assumed Debt Service Coverage			$

	( a )	Adjusted Unencumbered NOI		$
	( b )	Assumed Unsecured Debt Service		$

		Ratio: (a) ÷ (b)		___%

Covenant: Not less than 1.40 to 1.0

10.	( a )	( i )	Investments in Unconsolidated Affiliates	$
		( ii )	Total Asset Value	$
		( iii )	(i) / (ii), expressed as a percentage

Covenant: <15%

	( b )	( i )	Investments in undeveloped land	$
		( ii )	Total Asset Value	$
		( iii )	(i) / (ii), expressed as a percentage	___%

Covenant: <10%

	( c )	( i )	Investments in Assets Under Development	$
		( ii )	Total Asset Value	$
		( iii )	(i) / (ii), expressed as a percentage	___%

Covenant: <25%

	( d )	( i )	Investments in Real Property not constituting
			collegiate housing communities	$
		( ii )	Total Asset Value	$
		( iii )	(i) / (ii), expressed as a percentage	___%

Covenant: <10%

	( e )	( i )	Investments in undeveloped land, Unconsolidated
Affiliates, Assets Under Development and
			non-collegiate housing communities	$
		( ii )	Total Asset Value	$
		( iii )	(i) / (ii), expressed as a percentage	___%

Covenant: <25%

Annex - D

11.	Restricted Payments

	(a)	Restricted Payments to be made on or after ______________ for reporting period and restricted payments made preceding 3 quarters

		2Q 201_ Dividend per share Common Stock		$
		1Q 201_ Dividend per share Common Stock ______		$
		4Q 201_ Dividend per share Common Stock ______		$
		3Q 201_ Dividend per share Common Stock _______		$

12.	Maximum Outstandings

	( a )	Aggregate Commitment		$
	( b )	Aggregate Borrowing Base Availability
(attach list reflecting amount for each Real Property in the Unencumbered Pool)
	( c )	Maximum Loan Available Amount (lesser of (a) or (b))
	( d )	Amount outstanding under Revolving Loans and Swingline Loans
	( e )	LC Exposure
	( f )	Revolving Credit Exposure (d) + (e); cannot exceed ( c )
Covenant: <Maximum Loan Available Amount

This Compliance Certificate has been executed and delivered as of the date set forth above.

EDUCATION REALTY OPERATING PARTNERSHIP, LP

			By:	Education Realty OP GP, Inc., General Partner

By:
			Name:	J. Drew Koester
			Title:	Senior Vice President and Chief Accounting Officer

Annex - D